UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): September 21, 2009
GENERAL MILLS, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-01185	41-0274440

(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Number One General Mills Boulevard Minneapolis, Minnesota		55426

(Address of Principal Executive Offices)		(Zip Code)
Registrant’s telephone number, including area code: (763) 764-7600
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.
On September 21, 2009, at the 2009 Annual Meeting of Stockholders (the “Annual Meeting”) of General Mills, Inc. (the “Company”), Company stockholders adopted the General Mills, Inc. 2009 Stock Compensation Plan (the “2009 Plan”). A description of the 2009 Plan can be found in the Company’s Proxy Statement for the Annual Meeting filed with the Securities and Exchange Commission on August 10, 2009. A copy of the 2009 Plan is filed as Exhibit 10.1 hereto and is incorporated by reference herein.
Item 2.02 Results of Operations and Financial Condition.
On September 23, 2009, General Mills, Inc. issued a press release reporting financial results for its first quarter ended August 30, 2009. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.
The information furnished in Item 2.02 of this Current Report on Form 8-K and Exhibit 99.1 attached hereto shall not be deemed to be filed for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to liabilities of that Section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended, and shall not be deemed to be incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933, as amended.
Item 9.01 Financial Statements and Exhibits.
     (d) Exhibits.

10.1	General Mills, Inc. 2009 Stock Compensation Plan.
99.1	Press release of General Mills, Inc. dated September 23, 2009.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: September 23, 2009

GENERAL MILLS, INC.
By:	/s/ Roderick A. Palmore
	Name:	Roderick A. Palmore
	Title:	Executive Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit
Number	Description

10.1	General Mills, Inc. 2009 Stock Compensation Plan.
99.1	Press release of General Mills, Inc. dated September 23, 2009.